Exhibit 10.81

AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is dated as of the 26th day of November, 2014, by and among, Dover Saddlery, Inc., a Delaware corporation (“Dover DE”), Dover Saddlery, Inc., a Massachusetts corporation, Smith Brothers, Inc., a Texas corporation, Dover Saddlery Retail, Inc., a Massachusetts corporation, and Dover Saddlery Direct, Inc., a Massachusetts corporation (hereinafter, each with Dover DE, individually a “Borrower”, and collectively the “Borrowers”) and Citizens Bank, N. A. (f/k/a RBS Citizens, National Association), a national banking association, with a principal place of business at 900 Elm Street, Manchester, New Hampshire 03101 (hereinafter the “Lender”);

WHEREAS, Borrowers and Lender are parties to a Loan and Security Agreement dated December 11, 2007 (as the same has been, is being, and may hereafter be amended, renewed, restated and/or replaced, the “Loan Agreement”); and

WHEREAS, the parties wish to amend the Loan Agreement by providing for a Two Million Dollar ($2,000,000.00) increase in the amount of the line of credit for sixty (60) days.

NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements herein contained, the parties agree as follows:

1. DEFINITIONS.

Any capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

2. AMENDMENTS.

Section 3.1 Section 3.1 is amended by adding, at the end thereof, the following:

“Notwithstanding, however, for a period of sixty (60) days commencing on the date of this Amendment, Borrowers’ Availability shall be temporarily increased by Two Million Dollars ($2,000,000.00), from Fifteen Million Dollars ($15,000,000.00) to Seventeen Million Dollars ($17,000,000.00). At the end of said sixty (60) day period, Borrowers’ Availability shall revert to Fifteen Million Dollars ($15,000,000.00) without any further action on the part of Lender or Borrowers.

3.	CONDITIONS TO AMENDMENT.

This Amendment is subject to the condition (in addition to all requirements of the Loan Agreement and all other Loan Documents, as they may be amended) that each of the following shall have been delivered or performed to the satisfaction of Lender:

3.1 Execution and delivery of this Amendment, the Amendment to the Revolving Credit Note, and any other documents, consent or other matters required by Lender.

3.3 Borrowers will pay all of Lender’s costs and expenses incurred in preparation of this Amendment and the documents and instruments executed herewith.

4. RATIFICATION.

In all other respects, the Loan Agreement remains in full force and effect, and Borrowers agree to be bound thereby. Except as specifically amended herein, the terms and conditions of the Loan Agreement shall remain in full force and effect. Borrowers confirm and agree that the amendments contained herein shall in no way be construed as an obligation on the part of Lender to further amend or extend the Loan Agreement or any other Loan Documents. This Amendment is not a novation.

5. REAFFIRMATION.

Borrowers reaffirm each and every representation and warranty made by them in the Loan Agreement. Borrowers and Lender hereby agree and confirm that Borrowers have prior to this Amendment delivered to Lender the information and disclosures in accordance with the reporting requirements of the Loan Agreement.

6. AUTHORITY.

Borrowers warrant that it has full power and authority, and has taken all necessary corporate and other action and procured all necessary consents to execute and deliver this Amendment and perform its obligations hereunder.

PAGE ENDS HERE; SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf by the persons signing below who are thereunto duly authorized, as of the day and year first above-written.

BORROWERS:

DOVER SADDLERY, INC.

(a Delaware Corporation)

______________________________	By: ______________________________
Witness	Stephen L. Day
Title: President and CEO
DOVER SADDLERY, INC.
(a Massachusetts Corporation)
Witness Title: Chairman	By: Stephen L. Day
SMITH BROTHERS, INC.
Witness Title: Chairman	By: Stephen L. Day
DOVER SADDLERY RETAIL, INC.
Witness Title: Chairman	By: Stephen L. Day

______________________________	By: ______________________________
Witness	Stephen L. Day
Title: President and CEO
DOVER SADDLERY, INC.
(a Massachusetts Corporation)
DOVER SADDLERY DIRECT, INC.
Witness Title: Chairman	By: Stephen L. Day
LENDER:
CITIZENS BANK, N.A.
Witness	By: Name:
Title: